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                                                                    EXHIBIT 10.3

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                     HOUSEHOLD CONSUMER LOAN CORPORATION II

                                       and

                            THE SELLERS NAMED HEREIN

                         RECEIVABLES PURCHASE AGREEMENT

                         Dated as of September 30, 2002

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                                TABLE OF CONTENTS

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                                                                                                                     PAGE
ARTICLE I DEFINITIONS..............................................................................................    1

         Section 1.01.     Definitions.............................................................................    1
         Section 1.02.     Other Definitional Provisions...........................................................    5

ARTICLE II PURCHASE AND CONVEYANCE OF RECEIVABLES..................................................................    5

         Section 2.01.     Purchase................................................................................    5
         Section 2.02.     Addition of Aggregate Addition Accounts.................................................    7
         Section 2.03.     Addition of New Accounts................................................................    8
         Section 2.04.     Representations and Warranties..........................................................    9
         Section 2.05.     Delivery of Documents...................................................................    9

ARTICLE III CONSIDERATION AND PAYMENT..............................................................................   10

         Section 3.01.     Purchase Price..........................................................................   10
         Section 3.02.     Adjustments to Purchase Price...........................................................   10

ARTICLE IV REPRESENTATIONS AND WARRANTIES..........................................................................   11

         Section 4.01.     Representations and Warranties of the Sellers Relating to the Sellers...................   11
         Section 4.02.     Representations and Warranties of the Sellers Relating to the Agreement and
                           the Receivables.........................................................................   13
         Section 4.03.     Representations and Warranties of the Company...........................................   14

ARTICLE V COVENANTS................................................................................................   15

         Section 5.01.     Covenants of the Sellers................................................................   15

ARTICLE VI REPURCHASE OBLIGATION...................................................................................   17

         Section 6.01.     Reassignment of Ineligible Receivables..................................................   17
         Section 6.02.     Reassignment of Trust Portfolio.........................................................   17

ARTICLE VII CONDITIONS PRECEDENT...................................................................................   18

         Section 7.01.     Conditions to the Company's Obligations Regarding Initial Receivables...................   18
         Section 7.02.     Conditions Precedent to the Seller's Obligations........................................   19

ARTICLE VIII TERM AND PURCHASE TERMINATION.........................................................................   19

         Section 8.01.     Term....................................................................................   19
         Section 8.02.     Purchase Termination....................................................................   19
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
ARTICLE IX MISCELLANEOUS PROVISIONS................................................................................   20

         Section 9.01.     Amendment...............................................................................   20
         Section 9.02.     Governing Law...........................................................................   20
         Section 9.03.     Notices.................................................................................   20
         Section 9.04.     Severability of Provisions..............................................................   21
         Section 9.05.     Assignment..............................................................................   21
         Section 9.06.     Acknowledgement and Agreement of the Sellers............................................   21
         Section 9.07.     Further Assurances......................................................................   21
         Section 9.08.     No Waiver; Cumulative Remedies..........................................................   22
         Section 9.09.     Counterparts............................................................................   22
         Section 9.10.     Binding; Third-Party Beneficiaries......................................................   22
         Section 9.11.     Merger and Integration..................................................................   22
         Section 9.12.     Headings................................................................................   22
         Section 9.13.     Schedules and Exhibits..................................................................   22
         Section 9.14.     Survival of Representations and Warranties..............................................   22
         Section 9.15.     Nonpetition Covenant....................................................................   22

SCHEDULE AND EXHIBITS

Exhibit A                  FORM OF SUPPLEMENTAL CONVEYANCE
Schedule I                 LIST OF ACCOUNTS
Annex I                    LIST OF SELLERS
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                                      -ii-


                  RECEIVABLES PURCHASE AGREEMENT, dated as of September 30, 2002 by and among THE SELLERS as defined herein and any of their successors and permitted assigns (each individually, a "SELLER" and collectively, the "SELLERS"), and HOUSEHOLD CONSUMER LOAN CORPORATION II, a Delaware corporation and its successors and permitted assigns (the "COMPANY").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to purchase, from time to time, certain Receivables (hereinafter defined) due or to become due to the Sellers under certain credit agreements of the Sellers;

                  WHEREAS, the Sellers desire to sell and assign from time to time certain Receivables to the Company upon the terms and conditions hereinafter set forth;

                  WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by the Company to the Trust (hereinafter defined) in connection with the issuance of certain Securities (hereinafter defined); and

                  WHEREAS, the Sellers agree that all representations, warranties, covenants and agreements made by the Sellers herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Owner Trustee (hereinafter defined), the Indenture Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Securities.

                  NOW, THEREFORE, it is hereby agreed by and between the Company and the Sellers as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Transfer and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

                  "Account" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, and (d) each account into which an Account shall be transferred (a "TRANSFERRED ACCOUNT"); provided that (i) such transfer was made in accordance with the Credit Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred, but shall exclude (e) any Account that (x) after the Removal Date, the newly generated Receivables in which shall not be assigned to the Company hereunder,
(y) the right, title and interest of the Company in the Receivables in which are reassigned to the related Seller pursuant to Section 6.01 or (z) the right, title and interest of the Trust in the Receivables in which are assigned and transferred to the Servicer pursuant to Section 3.03 of the Transfer and Servicing Agreement.

                  "Account Owner" shall mean the relevant Seller, or any entity which is the issuer of the consumer loan relating to an Account pursuant to a Credit Agreement and/or a seller of Receivables to the Company.

                  "Addition Date" shall mean (a) with respect to Aggregate Addition Accounts (or Participation Interests), the date from and after which such Aggregate Addition Accounts are to be included as Accounts pursuant to
Section 2.02 and (b) with respect to New Accounts, the first Distribution Date following the calendar month in which the later of the dates on which such New Accounts are originated or designated (or such Participation Interests are included) pursuant to Section 2.03 occurs.

                  "Addition Notice Date" shall have the meaning specified in
Section 2.02 of this Agreement.

                  "Additional Account" shall mean each New Account and each Aggregate Addition Account.

                  "Additional Cut-Off Date" shall mean (a) with respect to Aggregate Addition Accounts, the date specified as such in the notice delivered with respect thereto pursuant to Section 2.02, and (b) with respect to New Accounts, the later of the dates on which such New Accounts are originated or designated pursuant to Section 2.03.

                  "Aggregate Addition Account" shall mean each Eligible Account that is designated pursuant to Section 2.02 to be included as an Account and is identified in the computer file or microfiche list delivered to the Company by the related Seller pursuant to Sections 2.01 and 2.05.

                  "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

                  "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York City, New York, Delaware, Nevada, Illinois, Indiana or any other State in which the principal executive offices of any Seller, the Servicer, the Owner Trustee or the Indenture Trustee, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Closing Date" shall mean September 30, 2002.

                  "Company" shall mean Household Consumer Loan Corporation II, a Delaware corporation, and its successors and permitted assigns.

                  "Conveyance" shall have the meaning specified in subsection 2.01(a).

                  "Conveyance Papers" shall have the meaning specified in subsection 4.01(c).

                  "Credit Adjustment" shall have the meaning specified in
Section 3.02.

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                  "Debtor Relief Laws" shall mean (a) the Bankruptcy Code of the
United States of America and (b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

                  "Eligible Receivable" shall have the meaning set forth in the Transfer and Servicing Agreement, except that "the related Seller" shall be substituted for each occurrence of "the Transferor," "the Company" shall be substituted for each occurrence of "the Owner Trustee," and all references to the Notes shall be ignored.

                  "Finance Charge and Administrative Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge and Administrative Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "Indenture" shall mean the Master Indenture between the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, dated as of September 30, 2002 as supplemented by Indenture Supplements applicable to any Series that may be issued from time to time.

                  "Indenture Supplement" shall mean each indenture supplement pursuant to which a Series is issued.

                  "Indenture Trustee" shall mean Wells Fargo Bank Minnesota, National Association, in its capacity as indenture trustee, or any successor indenture trustee.

                  "Initial Account" shall mean each consumer loan established pursuant to a Credit Agreement which Account is included in the computer file delivered pursuant to Section 2.01(c)(ii)(A) of this Agreement to the Company or its designee in respect of the Closing Date.

                  "Insolvency Event" shall have the meaning specified in Section 8.02.

                  "New Account" shall mean each consumer loan established pursuant to a Credit Agreement, which account is designated pursuant to Section
2.03 to be included as an Account and is identified in the computer file or microfiche list delivered to the Company by the related Seller pursuant to Sections 2.01 and 2.05.

                  "New Principal Receivables" shall mean the Principal Receivables to be conveyed to the Company under this Agreement which come into existence after the Closing Date.

                  "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, the institution executing the Trust Agreement as and acting in the capacity of Owner Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Trust Agreement.

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                  "Principal Receivables" shall mean all Receivables other than
Finance Charge and Administrative Receivables.

                  "Purchase Price" shall have the meaning set forth in Section 3.01.

                  "Purchased Assets" shall have the meaning set forth in Section 2.01.

                  "Receivables" shall mean all amounts shown on the related Seller's records as amounts payable by Obligors on any Account owned by such Seller from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables. Receivables that become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

                  "Removed Account" shall mean an Account hereunder that is a "Removed Account" (as such term is defined in the Transfer and Servicing Agreement) that is designated for removal pursuant to Section 2.10 of the Transfer and Servicing Agreement.

                  "Securities" shall mean any one of the Notes (as such term is defined in the Indenture) or the Transferor Certificates.

                  "Seller" or "Sellers" shall mean the Seller or Sellers listed on ANNEX I attached hereto, as the same may be amended and supplemented from time to time.

                  "Servicer" shall mean Household Finance Corporation, in its capacity as Servicer pursuant to the Transfer and Servicing Agreement and, after any Service Transfer, the Successor Servicer.

                  "Supplemental Conveyance" shall have the meaning set forth in
Section 2.05.

                  "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of September 30, 2002 among Household Finance Corporation, as Servicer, the Company, as Transferor, and the Owner Trustee on behalf of the Trust, and all amendments and supplements thereto.

                  "Trust" shall mean the Household Consumer Loan Master Note Trust I, acting by and through Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

                  "Trust Agreement" shall mean the Household Consumer Loan Master Note Trust I Trust Agreement, dated as of September 30, 2002 between the Company, as Transferor, and the Owner Trustee on behalf of the Trust.

                  "Trust Collateral" shall have the meaning set forth in Section 2.01.

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

                  Section 1.02. Other Definitional Provisions.

                  All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture.

                  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement.

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

                  Section 2.01. Purchase.

                  (a) By execution of this Agreement, each Seller does hereby sell, transfer, assign, set over and otherwise convey to the Company (collectively, the "CONVEYANCE"), without recourse except as provided herein, all its right, title and interest in, to and under (i) the Receivables existing at the close of business on the Closing Date, in the case of Receivables arising in the Initial Accounts, and on each Additional Cut-Off Date, in the case of Receivables arising in the Additional Accounts and the Participation Interests conveyed pursuant to a Participation Interest Supplement, and in each case thereafter created from time to time until the termination of this Agreement pursuant to Article VIII hereof, (ii) all Recoveries with respect to such Accounts and all such Participation Interests, (iii) all monies due or to become due and all amounts received or receivable with respect thereto, and (iv) all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof (the "PURCHASED ASSETS").

                  (b) In connection with such Conveyance, each Seller agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables existing at the close of business on the Closing Date and thereafter created in the Initial Accounts and existing as of the Additional Cut-Off Date and thereafter created in the Additional Accounts and the Participation Interests conveyed pursuant to a Participation Interest Supplement, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Receivables and all such Participation Interests from such Seller to the Company, (ii) that such financing statements shall name such Seller, as seller, and the Company, as purchaser, of the Receivables and all such Participation Interests and

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

(iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to the Company as soon as is practicable after filing.

                  (c) In connection with each such Conveyance, each Seller further agrees that it will, at its own expense, (i) on or prior to (A) the Closing Date, in the case of Initial Accounts, (B) the applicable Addition Date, in the case of Additional Accounts, and (C) the applicable Removal Date, in the case of Removed Accounts, indicate in its computer files that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to the Company in accordance with this Agreement and, as applicable, have been conveyed by the Company to the Trust pursuant to the Transfer and Servicing Agreement and, as applicable, have been pledged by the Trust to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders by including (or deleting, in the case of newly originated Receivables in Removed Accounts) in such computer files the code that identifies each such Account and (ii) on or prior to (A) the date that is five Business Days after the Closing Date, in the case of the Initial Accounts, (B) the date that is five Business Days after the applicable Addition Date, in the case of designation of Aggregate Addition Accounts, (C) the Distribution Date on which the Opinion of Counsel is required to be delivered with respect to the Due Period which includes the applicable Addition Date, in the case of New Accounts, and (D) the date that is five Business Days after the applicable Removal Date, in the case of Removed Accounts, to deliver to the Company, or its designee, a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Closing Date, in the case of the Initial Accounts, the applicable Additional Cut-Off Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removed Accounts, (1) its account number, (2) the aggregate amount outstanding in such Account and (3) the aggregate amount of Principal Receivables in such Account. Each such computer file or microfiche list, as supplemented from time to time to reflect Additional Accounts or Removed Accounts, shall be marked as SCHEDULE I to this Agreement, shall be delivered to the Company, or its designee, and is hereby incorporated into and made a part of this Agreement. Each Seller further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

                  (d) The parties hereto intend that the conveyance of each Seller's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from such Seller to the Company and that the Purchased Assets shall not be part of such Seller's estate in the event of the insolvency of such Seller or a conservatorship, receivership or similar event with respect to such Seller. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute a purchase and sale of such Purchased Assets and not a loan or a borrowing secured by such Purchased Assets. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that each Seller shall be deemed to have granted and does hereby grant to the Company a first priority perfected security interest in all of such Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the obligations of such Seller hereunder.

                  (e) To the extent that any Seller retains any interest in the Purchased Assets, such Seller hereby grants to the Indenture Trustee for the benefit of the Noteholders a security interest in all of such Seller's right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Receivables and other Purchased Assets that are intended to be pledged to the Indenture Trustee pursuant to the Indenture (collectively, the "TRUST COLLATERAL"), to secure the performance of all of the obligations of such Seller under this Agreement and any other agreement or document related to the Transfer and Servicing Agreement or the Indenture. With respect to the Trust Collateral, the Indenture Trustee shall have all of the rights that it has under the Transfer and Servicing Agreement and the Indenture and all of the rights of a secured creditor under the UCC.

                  (f) Notwithstanding anything to the contrary herein, to facilitate the servicing of the Purchased Assets, except as provided in Section 2.01(g), the applicable Seller, as servicer or subservicer thereof, shall retain legal title to mortgages and deeds of trust relating to the Purchased Assets. In such instances, the Company shall be the beneficial owner of such mortgages and deeds of trust.

                  (g) The applicable Seller does hereby grant to the Company an irrevocable power of attorney to transfer legal title to the mortgages and deeds of trust relating to such Purchased Assets described in
Section 2.01(f) to the Company or its assigns from time to time and to the extent as may be determined in its sole discretion. Such power of attorney is a power coupled with an interest and may be assigned to, and exercised by, any assignee of the Company or subsequent assignee of such Purchased Assets, or portion thereof.

                  Section 2.02. Addition of Aggregate Addition Accounts.

                  (a) If, from time to time, the Company becomes obligated to designate Aggregate Addition Accounts (as such term is defined in the Transfer and Servicing Agreement) pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement, then the Company shall give the Sellers written notice thereof on or before the fifth Business Day (the "ADDITION NOTICE DATE") prior to the Addition Date therefor, and upon receipt of such notice the Sellers shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts, as set forth in the related written notice, so that after the inclusion thereof the Company will be in compliance with the requirements of said subsection 2.09(a). Additionally, subject to subsections 2.09(b) and (c) of the Transfer and Servicing Agreement and subsection 2.02(b), from time to time Eligible Accounts may be designated to be included as Aggregate Addition Accounts, upon the mutual agreement of the Company and the related Seller. In either event, the Sellers shall have sole responsibility for selecting the related Aggregate Addition Accounts.

                  (b) On the Addition Date with respect to any designation of Aggregate Addition Accounts, the Company shall purchase each of the related Sellers' right, title and interest in, to and under the Receivables in Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement) and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

                           (i)      all Aggregate Addition Accounts shall be
Eligible Accounts;

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

                           (ii) each of the related Sellers shall have delivered to the Company copies of UCC-1 financing statements covering such related Aggregate Addition Accounts or Participation Interests, if necessary to perfect the Company's undivided interest in the Receivables arising therein;

                           (iii)    to the extent required of the Company by
         Section 2.09(c) of the Transfer and Servicing Agreement, each of the related Sellers shall have deposited in the Collection Account (as such term is defined in the Indenture) all Collections with respect to such related Aggregate Addition Accounts or Participation Interests since the Additional Cut-Off Date;

                           (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to any of the related Sellers shall have occurred nor shall the transfer of the Receivables arising in the related Aggregate Addition Accounts or Participation Interests to the Company have been made in contemplation of the occurrence thereof;

                           (v) solely with respect to Aggregate Addition Accounts designated pursuant to the second sentence of subsection 2.02(a), the Rating Agency Condition shall have been satisfied;

                           (vi) each of the related Sellers shall have delivered to the Company, or its designee, an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (v) above; and

                           (vii) the transfer of the Receivables arising in the Aggregate Addition Accounts or Participation Interests to the Company will not result in an Adverse Effect and each related Seller shall have delivered to the Company, or its designee, an Officer's Certificate, dated the Addition Date, stating that such Seller reasonably believes that the addition of the Receivables arising in the related Aggregate Addition Accounts or Participation Interests to the Company will not have an Adverse Effect.

                  Section 2.03. Addition of New Accounts.

                  (a) Upon the mutual agreement of the Company and a Seller, subject to compliance with the conditions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement and compliance with subsection 2.03(b), such Seller may designate newly originated Eligible Accounts to be included as New Accounts. Upon such designation, such New Accounts shall be deemed to be Accounts hereunder. Such Seller shall cooperate with the Company to enable the Company to comply with the requirements of Section 2.09 of the Transfer and Servicing Agreement and shall cooperate with the Company to enable the Company to perform with respect to the Receivables in such New Accounts all actions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement.

                  (b) On the Addition Date with respect to any New Accounts, the Company shall purchase the related Seller's right, title and interest in, to and under the Receivables in the related New Accounts (and such New Accounts shall be deemed to be Accounts for purposes of this

Agreement) as of the close of business on the applicable Additional Cut-Off Date and the related Purchased Assets, subject to the satisfaction of the following conditions on such Addition Date:

                           (i)      all such New Accounts shall be Eligible
         Accounts;

                           (ii) the related Seller shall have delivered to the Company, or its designee, copies of UCC-1 financing statements covering such New Accounts, if necessary to perfect the Company's interest in the Receivables arising therein;

                           (iii)    to the extent required of the Company by
         Section 2.09(e) of the Transfer and Servicing Agreement, the related Seller shall have deposited in the Collection Account all Collections with respect to such New Accounts since the Additional Cut-Off Date;

                           (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the related Seller, shall have occurred nor shall the transfer of the Receivables arising in such New Accounts to the Company have been made in contemplation of the occurrence thereof;

                           (v) the related Seller shall have delivered to the Company, or its designee, an officer's certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (iv) above; and

                           (vi) the transfer of the Receivables arising in the related New Accounts to the Company will not result in an Adverse Effect, and the related Seller shall have delivered to the Company, or its designee, an officer's certificate, dated the Addition Date, stating that such Seller reasonably believes that the addition to the Trust of the Receivables arising in the related New Accounts will not have an Adverse Effect.

                  Section 2.04. Representations and Warranties. Each Seller, as applicable, hereby represents and warrants to the Company as of the related Addition Date as to the matters set forth in subsections 2.02(b)(ii) and 2.03(b)(ii) above and that, in the case of Additional Accounts, the list delivered pursuant to Section 2.05 below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

                  Section 2.05. Delivery of Documents. In the case of the designation of Additional Accounts, the related Seller shall deliver to the Company, or its designee, (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such related Additional Accounts on the date such file or list is required to be delivered pursuant to
Section 2.01 (the "DOCUMENT DELIVERY DATE") and (ii) a duly executed, written assignment (including an acceptance by the Company), substantially in the form of EXHIBIT A (the "SUPPLEMENTAL CONVEYANCE"), on the Document Delivery Date. In addition, in the case of the designation of New Accounts, such Seller shall deliver to the Company, or its designee, on the Document Delivery Date an Officer's Certificate confirming, to the extent applicable, the items set forth in clause (i) through (vi) of subsection 2.03(b) above.

                                  ARTICLE III

                            CONSIDERATION AND PAYMENT

                  Section 3.01. Purchase Price.

                  (a) The "PURCHASE PRICE" for the Receivables in the Initial Accounts and the related Purchased Assets conveyed to the Company by the Sellers under this Agreement shall be payable on the Closing Date and shall be an amount equal to the present value of the related projected principal and interest collections adjusted for factors such as historical losses, servicing fees, delinquencies and paydown rates, yield and such other factors as the Sellers and the Company mutually agree (and discounted to take into account any uncertainty as to future performance matching historical performances), will result in a Purchase Price determined to be the fair market value of such Purchased Assets. This computation of initial purchase price shall assume no reinvestment in new Receivables. The Purchase Price for the Receivables and the related Purchased Assets (including Receivables and the related Purchased Assets in Additional Accounts) to be conveyed to the Company under this Agreement which come into existence after the Closing Date, shall be payable on the Distribution Date following the Due Period in which such Receivables and Purchased Assets are conveyed by the Sellers to the Company in an amount equal to the present value of the related projected principal and interest collections adjusted for factors such as historical losses, servicing fees, delinquencies, paydown rates and yield and such other factors as the Sellers and the Company mutually agree (and discounted to take into account any uncertainty as to future performance matching historical performances).

                  (b) The Purchase Price to be paid by the Company on the Closing Date and on each Distribution Date following a Due Period during which New Principal Receivables are conveyed to the Company shall be paid in cash (including netting against other payments).

                  (c) Notwithstanding any other provision of this Agreement, a Seller shall not be obligated to continue to sell Purchased Assets to the Company to the extent that such Seller is not paid its portion of the Purchase Price therefor as provided herein.

                  Section 3.02. Adjustments to Purchase Price. The Purchase Price payable to any Seller on any Distribution Date shall be adjusted on each Distribution Date (a "CREDIT ADJUSTMENT") with respect to any related Receivable previously conveyed to the Company by a Seller which has since been reversed because of a rebate, refund, unauthorized charge or billing error to a borrower. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such Distribution Date computed in accordance with Section 3.01(a) divided by (ii) the principal balance of the Principal Receivables paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be paid with respect to a Seller to be a negative number, such Seller agrees that, not later than 1:00 P.M. New York City time on such Distribution Date, such Seller shall pay to the Company an amount equal to the amount by which the Purchase Price payable to such Seller minus the Credit Adjustment would be reduced below zero.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01. Representations and Warranties of the Sellers Relating to the Sellers. Each Seller hereby represents and warrants to, and agrees with, the Company as of the Closing Date and on each Addition Date, that:

                  (a) such Seller is a corporation duly organized and validly existing in good standing under the laws of the State of its incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement;

                  (b) such Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account or any Receivable unenforceable by such Seller, the Company or the Owner Trustee on behalf of the Trust and (ii) have a material adverse effect on the Noteholders;

                  (c) the execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance to which such Seller is a party (such other documents or instruments, collectively, the "CONVEYANCE PAPERS"), and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by such Seller by all necessary corporate action on the part of such Seller;

                  (d) the execution and delivery of this Agreement and the Conveyance Papers by such Seller, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to such Seller will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Seller is a party or by which it or any of its properties are bound;

                  (e) the execution, delivery and performance of this Agreement and the Conveyance Papers by such Seller the fulfillment of the terms contemplated herein and therein applicable to such Seller will not conflict with or violate any Requirements of Law applicable to such Seller;

                  (f) there are no proceedings or investigations pending or, to the best knowledge of such Seller, threatened against such Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of such Seller, would materially and adversely affect the performance by such Seller of its obligations under this Agreement or the

Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or Delaware income tax systems;

                  (g) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Seller in connection with the execution and delivery by such Seller of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by such Seller have been duly obtained, effected or given and are in full force and effect;

                  (h) such Seller does not own directly or indirectly any ownership interest in the Company or the Trust;

                  (i) the consolidated financial statements of such Seller do not include the assets or liabilities of the Company or the Trust;

                  (j) such Seller has conducted and will conduct its business solely in its own name or through licensed trade names and trademarks through its duly authorized officers or agents so as not to mislead others as to the identify of the entity with which those others are concerned;

                  (k) such Seller has maintained and will maintain its corporate records and books of account separate, and apart from those of each Affiliate;

                  (l) the assets of such Seller (including its funds) have not been and will not be commingled with those of any Affiliate;

                  (m) the board of directors of such Seller has held and will hold all appropriate meetings or will properly execute written consents with respect to all actions requiring such consents;

                  (n) such Seller has been and will be adequately capitalized in light of its contemplated business obligations;

                  (o) such Seller has not and will not guaranty debts of the Company or the Trust;

                  (p) such Seller has not and will not acquire obligations or securities of, or make loans or advances to the Company or the Trust;

                  (q) such Seller has received fair consideration in exchange for its interests in the related Receivables;

                  (r) such Seller will treat the transfer to the Company of the related Receivables as a sale for tax and accounting purposes; and

                  (s) there are no agreements or understandings between such Seller or the Trust relating to the related Receivables, except as set forth in the Transaction Documents.

                  The representations and warranties set forth in this Section
4.01 shall survive the transfer and assignment of the Receivables to the Company. Upon discovery by a Seller or the Company of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery.

                  Section 4.02. Representations and Warranties of the Sellers Relating to the Agreement and the Receivables.

                  (a) Representations and Warranties. Each Seller hereby represents and warrants to the Company as of the date of this Agreement, as of the Closing Date and, with respect to Additional Accounts, as of the related Addition Date that:

                           (i)      this Agreement and, in the case of
         Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                           (ii) as of the Closing Date with respect to Initial Accounts, and as of the related Additional Cut-Off Date with respect to Additional Accounts, SCHEDULE I to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the related Accounts as of the Closing Date or such Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the related Receivables existing thereunder is true and correct in all material respects as of the Closing Date or such applicable Additional Cut-Off Date, as the case may be;

                           (iii) each related Receivable has been conveyed to the Company free and clear of any Lien;

                           (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Seller in connection with the conveyance of the related Receivables to the Company have been duly obtained, effected or given and are in full force and effect;

                           (v) this Agreement or, in the case of Additional Accounts, the related Supplemental Conveyance constitutes a valid sale, transfer and assignment to the Company of all right, title and interest of such Seller in the related Receivables and the proceeds thereof and the related Recoveries payable pursuant to this Agreement;

                           (vi) on the Closing Date or on the Additional Cut-Off Date, as applicable, each related Initial Account or each related Additional Account, as applicable, is an Eligible Account;

                           (vii) on the Closing Date or on the applicable Additional Cut-Off Date, as applicable, each Receivable generated under the related Initial Account or related Additional Accounts, as applicable, is an Eligible Receivable;

                           (viii) as of the date of the creation of any new related Receivable, such Receivable is an Eligible Receivable; and

                           (ix) no selection procedures believed by such Seller to be materially adverse to the interests of the Company or the Noteholders have been used in selecting such related Accounts.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to the Company. Upon discovery by either a Seller or the Company of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. Each Seller hereby acknowledges that the Company intends to rely on the representations made by it hereunder in connection with representations made by the Company to secured parties, assignees or subsequent transferees, including, but not limited to, transfers made by the Company to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust to the Indenture Trustee pursuant to the Indenture and that the Owner Trustee and the Indenture Trustee may enforce such representations directly against such Seller. Each Seller agrees to cooperate with the Company in attempting to cure any such breach.

                  Section 4.03. Representations and Warranties of the Company. As of the Closing Date and on each Addition Date, the Company hereby represents and warrants to, and agrees with, the Sellers that:

                  (a) Organization and Good Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by the Company by all necessary corporate action on the part of the Company.

                  (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by the Company, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Company, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Company is a party or by which it or any of its properties are bound.

                  (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by the Company and the fulfillment of the terms contemplated herein and therein applicable to the Company will not conflict with or violate any Requirements of Law applicable to the Company.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Company, threatened against the Company, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of the Company, would materially and adversely affect the performance by the Company of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Company in connection with the execution and delivery by the Company of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers have been duly obtained, effected or given and are in full force and effect.

                  The representations and warranties set forth in this Section
4.03 shall survive the Conveyance of the Receivables to the Company. Upon discovery by the Company or a Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party, the Owner Trustee and the Indenture Trustee.

                                   ARTICLE V

                                   COVENANTS

                  Section 5.01. Covenants of the Sellers. Each Seller hereby covenants and agrees with the Company as follows:

                  (a) Security Interests. Except for the conveyances hereunder, such Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with the Company's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien (arising through or under such Seller) on, any Receivable, whether now existing or hereafter created, or any interest therein, and such Seller shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of the Company in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under such Seller.

                  (b) Account Allocations. In the event that such Seller is unable for any reason to transfer related Receivables to the Company in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then, in any such event, such Seller agrees

(except as prohibited by any such order) to allocate and pay to the Company, after the date of such inability, all amounts with respect to such Receivables that the Company will be required to allocate and pay to the Trust pursuant to
Section 2.11 of the Transfer and Servicing Agreement.

                  (c) Delivery of Collections or Recoveries. In the event that such Seller receives Collections or Recoveries, such Seller agrees to pay to the Company (or to the Servicer if the Company so directs) all such Collections and Recoveries as soon as practicable after receipt thereof.

                  (d) Notice of Liens. Such Seller shall notify the Company promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder, under the Transfer and Servicing Agreement and under the Indenture.

                  (e) Documentation of Transfer. Such Seller shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the related Purchased Assets to the Company.

                  (f) Periodic Finance Charges. Except (i) as otherwise required by any Requirements of Law or (ii) as is deemed by such Seller to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

                  (g) Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (f) above, such Seller or the Servicer may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of such Seller or the Servicer in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (f) above, such Seller or the Servicer will not take any action unless (i) at the time of such action, such Seller or the Servicer, reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the consumer loans owned by such Seller or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between such Seller and an unrelated third party or by the terms of the Credit Agreements.

                  (h) Approval and Official Records. Such Seller shall cause this Agreement to be duly approved by such Seller's Board of Directors, and such Seller shall maintain this Agreement as a part of the official records of such Seller for the term of this Agreement.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  Section 6.01. Reassignment of Ineligible Receivables.

                  (a)      In the event any representation or warranty under
Section 4.02(a)(ii), (iii), (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach the Company is required to accept reassignment of Ineligible Receivables previously sold by a Seller to the Company pursuant to Section 2.05(a) of the Transfer and Servicing Agreement, the applicable Seller shall accept reassignment of the Company's interest in such Ineligible Receivables on the terms and conditions set forth in Section 6.01(b) of this Agreement.

                  (b) Each Seller shall accept reassignment from the Company of any Ineligible Receivables previously sold by such Seller to the Company on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to the Company, not later than 3:00 p.m., New York City time on such date, an amount equal to the unpaid principal balance of such Ineligible Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Due Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Receivables, the Company shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to such Seller, without recourse, representation or warranty, all the right, title and interest of the Company in and to such Ineligible Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by the Company as collected in full as of the date on which they were transferred. The Company shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by such Seller to effect the conveyance of such Ineligible Receivables and other property pursuant to this subsection.

                  Section 6.02. Reassignment of Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a), (c), (d), (f) or
(g) or Section 4.02(a)(i) or (a)(v) is not true and correct in any material respect and as a result of such breach the Company is required to accept a reassignment of the Receivables previously sold by a Seller to the Company pursuant to Section 2.06 of the Transfer and Servicing Agreement, such Seller shall be obligated to accept a reassignment of the Company's interest in such Receivables on the terms set forth below.

                  The applicable Seller shall pay to the Company by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Transfer and Servicing Agreement. Upon such reassignment of Receivables, the Company shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to such Seller, without recourse, representation or warranty, all the right, title and interest of the Company in and to such Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Receivables shall be treated by the Company as collected in full as of the date on which they were transferred. The Company shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by such Seller to effect the conveyance of such Receivables and other property pursuant to this subsection.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

                  Section 7.01. Conditions to the Company's Obligations Regarding Initial Receivables. The obligations of the Company to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of each Seller contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Initial Accounts provided to the Company, or its designee, shall be true and correct as of the Closing Date in all material respects;

                  (c) Each Seller shall have (i) delivered to the Company, or its designee, a computer file or microfiche list containing a true and complete list of all related Initial Accounts identified by account number and by the Receivables balance as of the Closing Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) Each Seller shall have recorded and filed, at its expense, any financing statement with respect to the related Receivables (other than Receivables in Additional Accounts) now existing and hereafter created for the transfer of accounts and general intangibles (each as defined in Section 9-102 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in such Receivables from such Seller to the Company, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Company, or its designee;

                  (e) On or before the Closing Date, (i) the Company and the Owner Trustee shall have entered into the Trust Agreement, (ii) the Company, Household Finance Corporation and the Owner Trustee shall have entered into the Transfer and Servicing Agreement, (iii) the Trust and the Indenture Trustee shall have entered into the Indenture and (iv) the closing under the Transfer and Servicing Agreement and the Indenture shall take place simultaneously with the initial closing hereunder; and

                  (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Company, and the Company shall have received from the Sellers copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Company may reasonably have requested.

                  Section 7.02. Conditions Precedent to the Seller's Obligations. The obligations of each Seller to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to each Seller, and the Sellers shall have received from the Company copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as each Seller may reasonably have requested.

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION

                  Section 8.01. Term. Notwithstanding the date of this Agreement, this Agreement shall commence and be effective on September 30, 2002 and shall continue until the termination of the Trust as provided in Article VIII of the Trust Agreement.

                  Section 8.02. Purchase Termination. If any Seller shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Seller in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Seller or for any substantial part of such Seller's property, or for the winding-up or liquidation of such Seller's affairs and, if instituted against such Seller, any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or if such Seller shall commence a voluntary case under any Debtor Relief Law, or if such Seller shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or such Seller or any subsidiary of such Seller shall have taken any corporate action in furtherance of any of the foregoing actions (each an "INSOLVENCY EVENT"); then such Seller shall immediately cease to transfer Principal Receivables to the Company and shall promptly give notice to the Company, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Company of additional Principal Receivables, Principal Receivables transferred to the Company prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge and Administrative Receivables whenever created, accrued in respect of such Principal

Receivables, shall continue to be property of the Company available for transfer by the Company to the Trust pursuant to the Transfer and Servicing Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by the Company and the Sellers in accordance with this Section 9.01. This Agreement and any Conveyance Papers may be amended from time to time by the Company and the Sellers (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers, (iv) to add additional Sellers, (v) to change or modify the Purchase Price and (vi) to change, modify, delete or add any other obligation of the Sellers or the Company; provided, however, that no amendment pursuant to clause (vi) of this Section 9.01 shall be effective unless the Sellers and the Company have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, the Sellers and the Company shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that each of the Sellers and the Company, respectively, reasonably believes that such action will not have an Adverse Effect, unless the Owner Trustee and the Indenture Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

                  Section 9.02. Governing Law. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Sellers, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Director-Asset Securitization, (b) in the case of the Company, 1111 Town Center Drive, Las Vegas, Nevada 89134, Attention: President, (c) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, (d) in the case of the Indenture Trustee, Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Department, (e) in the case of the Servicer, Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Treasurer, (f) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: ABS Surveillance, (g) in the case of Moody's, Moody's Investors Service Inc., 99 Church Street, New York, NY 10007, Attention: ABS Monitoring Group, or (h) in the case of Standard & Poor's, Standard & Poor's

Ratings Group, 55 Water Street, New York, NY 10041; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

                  Section 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than the Company's assignment of its rights, title, and interests in, to, and under this Agreement to the Trust and the Trust's assignment of its rights, title and interests in, to and under this Agreement to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders as contemplated by the Transfer and Servicing Agreement, the Indenture and Section 9.06 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto unless a Seller shall assign its rights, title and interests in, to and under this Agreement to
(a) any successor by merger assuming this Agreement (b) to any affiliate owned directly or indirectly by Household International, Inc. which assumes the obligations of this Agreement or (c) to any entity; provided that the Rating Agency has advised the Company and the Sellers that the Rating Agency Condition has been satisfied.

                  Section 9.06. Acknowledgement and Agreement of the Sellers. By execution below, the Sellers expressly acknowledge and agree that all of the Company's right, title, and interest in, to, and under this Agreement, including, without limitation, all of the Company's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by the Company to the Owner Trustee, and shall be assigned by the Owner Trustee to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders, and the Sellers consent to such assignments. The Sellers further agree that notwithstanding any claim, counterclaim, right of setoff or defense which each may have against the Company, due to a breach by the Company of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Company or any other event whatsoever, the Seller's sole remedy shall be a claim against the Company for money damages, and then only to the extent of funds received by the Company pursuant to the Transfer and Servicing Agreement, and in no event shall the Sellers assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by the Company or the Owner Trustee of collections with respect to the Receivables. Additionally, the Sellers agree for the benefit of the Noteholders that any amounts payable by the Sellers to the Company hereunder which are to be paid by the Company to the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders shall be paid by the Sellers, on behalf of the Company, directly to the Owner Trustee.

                  Section 9.07. Further Assurances. The Company and the Sellers agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, the Conveyance Papers and the Transfer and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

                  Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Company or the Sellers, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Owner Trustee and the Indenture Trustee shall be considered third-party beneficiaries of this Agreement.

                  Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by the Sellers to the Company and thereafter to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust and the Indenture Trustee pursuant to the Indenture.

                  Section 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Sellers shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Company under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of its property or ordering the winding-up or liquidation or the affairs of the Company.

                  IN WITNESS WHEREOF, the Company and the Sellers have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     HOUSEHOLD CONSUMER LOAN
                                       CORPORATION II

                                     By: /s/ S.H. Smith
                                         ---------------------------------------
                                         Name: S.H. Smith
                                         Title: Vice President and Treasurer

                                     HOUSEHOLD REALTY CORPORATION
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       CALIFORNIA
                                     HOUSEHOLD FINANCE CORPORATION II
                                     HOUSEHOLD FINANCE CORPORATION III
                                     HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY
                                     HOUSEHOLD FINANCE REALTY
                                       CORPORATION OF NEW YORK
                                     HOUSEHOLD FINANCIAL CENTER INC.
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       ALABAMA
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       NEVADA
                                     HOUSEHOLD FINANCE REALTY
                                       CORPORATION OF NEVADA
                                     HOUSEHOLD INDUSTRIAL FINANCE
                                       COMPANY
                                     HOUSEHOLD INDUSTRIAL LOAN COMPANY
                                       OF KENTUCKY
                                     HOUSEHOLD FINANCE INDUSTRIAL LOAN
                                       COMPANY OF IOWA
                                     HOUSEHOLD FINANCE CONSUMER
                                       DISCOUNT COMPANY
                                     MORTGAGE ONE CORPORATION
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       WEST VIRGINIA
                                     BENEFICIAL ARIZONA INC.
                                     BENEFICIAL ALABAMA INC.
                                     BENEFICIAL CALIFORNIA INC.
                                     BENEFICIAL COLORADO INC.
                                     BENEFICIAL CONNECTICUT INC.
                                     BENEFICIAL CONSUMER DISCOUNT
                                       COMPANY

                                     BENEFICIAL DELAWARE INC
                                     BENEFICIAL DISCOUNT CO. OF VIRGINIA
                                     BENEFICIAL FLORIDA INC.
                                     BENEFICIAL GEORGIA INC.
                                     BENEFICIAL HAWAII INC.
                                     BENEFICIAL IDAHO INC.
                                     BENEFICIAL ILLINOIS INC.
                                     BENEFICIAL INDIANA INC.
                                     BENEFICIAL NEW YORK INC.
                                     BENEFICIAL HOMEOWNER SERVICE
                                       CORPORATION
                                     BENEFICIAL KANSAS INC.
                                     BENEFICIAL KENTUCKY INC.
                                     BENEFICIAL LOAN & THRIFT CO.
                                     BENEFICIAL LOUISIANA INC.
                                     BENEFICIAL MAINE INC.
                                     BENEFICIAL MARYLAND INC.
                                     BENEFICIAL MASSACHUSETTS INC.
                                     BENEFICIAL MICHIGAN INC.
                                     BENEFICIAL MISSISSIPPI INC.
                                     BENEFICIAL MISSOURI, INC.
                                     BENEFICIAL MONTANA INC.
                                     BENEFICIAL NEBRASKA INC.
                                     BENEFICIAL NEVADA INC.
                                     BENEFICIAL NEW HAMPSHIRE INC.
                                     BENEFICIAL NEW JERSEY INC.
                                     BENEFICIAL NEW MEXICO INC.
                                     BENEFICIAL NORTH CAROLINA INC.
                                     BENEFICIAL OKLAHOMA INC.
                                     BENEFICIAL OREGON INC.
                                     BENEFICIAL RHODE ISLAND INC.
                                     BENEFICIAL SOUTH CAROLINA INC.
                                     BENEFICIAL SOUTH DAKOTA INC.
                                     BENEFICIAL TENNESSEE INC.
                                     BENEFICIAL TEXAS INC.
                                     BENEFICIAL UTAH INC.
                                     BENEFICIAL VIRGINIA INC.
                                     BENEFICIAL WASHINGTON INC.
                                     BENEFICIAL WEST VIRGINIA INC.
                                     BENEFICIAL WISCONSIN INC.
                                     BENEFICIAL WYOMING INC.
                                     BENEFICIAL MORTGAGE CORPORATION
                                     BENEFICIAL OHIO INC.
                                     BENEFICIAL MORTGAGE CO. OF ARIZONA
                                     BENEFICIAL MORTGAGE CO. OF COLORADO

                                     BENEFICIAL MORTGAGE CO. OF
                                       CONNECTICUT
                                     BENEFICIAL MORTGAGE CO. OF GEORGIA
                                     BENEFICIAL MORTGAGE CO. OF IDAHO
                                     BENEFICIAL MORTGAGE CO. OF INDIANA
                                     BENEFICIAL MORTGAGE CO. OF KANSAS,
                                       INC.
                                     BENEFICIAL MORTGAGE CO. OF LOUISIANA
                                     BENEFICIAL MORTGAGE CO. OF MARYLAND
                                     BENEFICIAL MORTGAGE CO. OF
                                       MASSACHUSETTS
                                     BENEFICIAL MORTGAGE CO. OF MISSOURI,
                                       INC.
                                     BENEFICIAL MORTGAGE CO. OF NEVADA
                                     BENEFICIAL MORTGAGE CO. OF NEW
                                       HAMPSHIRE
                                     BENEFICIAL MORTGAGE CO. OF NORTH
                                       CAROLINA
                                     BENEFICIAL MORTGAGE CO. OF RHODE
                                       ISLAND
                                     BENEFICIAL MORTGAGE CO. OF SOUTH
                                       CAROLINA
                                     BENEFICIAL MORTGAGE CO. OF UTAH
                                     BENEFICIAL MORTGAGE CO. OF VIRGINIA
                                     BENEFICIAL CREDIT SERVICES, INC.
                                     BENEFICIAL IOWA, INC.
                                     BENEFICIAL CREDIT SERVICES OF SOUTH
                                       CAROLINA, INC.
                                     BENEFICIAL MORTGAGE CO. OF MISSISSIPPI

                                     By: /s/ B. B. Moss, Jr.
                                         ---------------------------------------
                                         Name: B. B. Moss, Jr.
                                         Title: Vice President and Treasurer

                                                                       EXHIBIT A

                         FORM OF SUPPLEMENTAL CONVEYANCE

                         (As required by Section 2.05 of
                       the Receivables Purchase Agreement)

                  SUPPLEMENTAL CONVEYANCE No. ____ dated as of ____________ __, ____, by and between ________ as Seller (the "SELLER"), and HOUSEHOLD CONSUMER LOAN CORPORATION II (the "COMPANY"), pursuant to the Receivables Purchase Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Seller and the Company are parties to an Receivables Purchase Agreement, dated as of September 30, 2002 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "RECEIVABLES PURCHASE AGREEMENT");

                  WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and the Seller wishes to convey its right, title and interest in the Receivables of such related Additional Accounts, whether now existing or hereafter created, to the Company pursuant to the Receivables Purchase Agreement; and

                  WHEREAS, the Company is willing to accept such designation and conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Seller and the Company hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the Additional Accounts designated hereby ____________ ___, _____.

                  "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, ____________ ___, _____.

                  2. Designation of Additional Accounts. The Seller delivers herewith a computer file or microfiche list containing a true and complete schedule identifying all such related Additional Accounts designated hereby (the "ADDITIONAL ACCOUNTS") and specifying for each such related Additional Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such related Additional Account. Such computer file, microfiche list or other documentation shall be as of the date of this Supplemental Conveyance incorporated into and made part of this Supplemental Conveyance and is marked as SCHEDULE I to this Supplemental Conveyance.

                  3.       Conveyance of Receivables.

                  (a) The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Company, without recourse except as provided in the Receivables Purchase Agreement, all its right, title and interest in, to and under the Receivables generated by such Additional Accounts, existing at the close of business on the Additional Cut-Off Date and thereafter created until termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto and all "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof.

                  (b) In connection with such sale, the Seller agrees to record and file, at its own expense, one or more financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables, existing on the Additional Cut-Off Date and thereafter created, for the transfer of accounts and general intangibles meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of and the security interest in the Receivables to the Company, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Company.

                  (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files or microfiche list that all Receivables created in connection with the Additional Accounts designated hereby have been conveyed to the Company pursuant to this Supplemental Conveyance.

                  (d) The parties hereto intend that the conveyance described in Section 3(a) constitute an absolute sale consistent with the intent expressed in Section 2.01(d) of the Receivables Purchase Agreement. In the event, however, that notwithstanding such intent a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Supplemental Conveyance shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted, and the Seller does hereby grant, to the Company a first priority perfected security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under all Receivables existing on the Additional Cut-Off Date in the Additional Accounts and thereafter created from time to time until the termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof.

                  4. Acceptance by the Company. The Company hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Company pursuant to Section 3 of this Supplemental Conveyance, and declares that it shall maintain such right, title and interest. The Company further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, the Seller delivered to the Company the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

                  5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Company as of the date of this Supplemental Conveyance and as of the Addition Date that:

                  (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (b) Eligibility of Accounts. On the Additional Cut-Off Date, each related Additional Account designated hereby is an Eligible Account;

                  (c) No Liens. Each Receivable in a related Additional Account designated hereby has been conveyed to the Company free and clear of any Lien;

                  (d) Eligibility of Receivables. On the Additional Cut-Off Date, each Receivable existing in a related Additional Account designated hereby is an Eligible Receivable and as of the date of creation of any Receivable in a related Additional Account designated hereby, such Receivable is an Eligible Receivable;

                  (e) Selection Procedures. No selection procedure believed by the Seller to be adverse to the interests of the Company or the Noteholders was utilized in selecting the Additional Accounts;

                  (f) Transfer of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to the Company of all right, title and interest of the Seller in the Receivables arising in the related Additional Accounts designated hereby now existing or hereafter created, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof and the Recoveries with respect thereto;

                  (g) No Conflict. The execution and delivery of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or its properties are bound;

                  (h) No Violation. The execution and delivery of this Supplemental Conveyance by the Seller, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to the Seller will not conflict with or violate any Requirements of Law applicable to the Seller;

                  (i) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Seller, threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

                  (j) All Consents. All authorizations, consents, orders or approvals of any Governmental Authority required to be obtained by the Seller in connection with the execution and delivery of this Supplemental Conveyance by the Seller and the performance of the transactions contemplated by this Supplemental Conveyance by the Seller, have been obtained.

                  6. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "RECEIVABLES PURCHASE AGREEMENT," to "THIS AGREEMENT" and "HEREIN" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

                  7. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  8. Governing Law. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                       HOUSEHOLD CONSUMER LOAN
                                         CORPORATION II

                                       By:______________________________________
                                          Name:
                                          Title:

                                       ____________________________

                                       By:______________________________________
                                          Name:
                                          Title:

                                                                   Schedule I to
                                                                    Supplemental
                                                                      Conveyance

                               ADDITIONAL ACCOUNTS

         COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO THE
                      COMPANY ARE INCORPORATED BY REFERENCE

                                                                      Schedule I

                                LIST OF ACCOUNTS

         COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO THE
                      COMPANY ARE INCORPORATED BY REFERENCE

                                                                         Annex I

                                 LIST OF SELLERS

                                     HOUSEHOLD REALTY CORPORATION
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       CALIFORNIA
                                     HOUSEHOLD FINANCE CORPORATION II
                                     HOUSEHOLD FINANCE CORPORATION III
                                     HOUSEHOLD FINANCE INDUSTRIAL LOAN
                                       COMPANY
                                     HOUSEHOLD FINANCE REALTY
                                       CORPORATION OF NEW YORK
                                     HOUSEHOLD FINANCIAL CENTER INC.
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       ALABAMA
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       NEVADA
                                     HOUSEHOLD FINANCE REALTY
                                       CORPORATION OF NEVADA
                                     HOUSEHOLD INDUSTRIAL FINANCE
                                       COMPANY
                                     HOUSEHOLD INDUSTRIAL LOAN COMPANY
                                       OF KENTUCKY
                                     HOUSEHOLD FINANCE INDUSTRIAL LOAN
                                       COMPANY OF IOWA
                                     HOUSEHOLD FINANCE CONSUMER
                                       DISCOUNT COMPANY
                                     MORTGAGE ONE CORPORATION
                                     HOUSEHOLD FINANCE CORPORATION OF
                                       WEST VIRGINIA
                                     BENEFICIAL ARIZONA INC.
                                     BENEFICIAL ALABAMA INC.
                                     BENEFICIAL CALIFORNIA INC.
                                     BENEFICIAL COLORADO INC.
                                     BENEFICIAL CONNECTICUT INC.
                                     BENEFICIAL CONSUMER DISCOUNT
                                       COMPANY
                                     BENEFICIAL DELAWARE INC
                                     BENEFICIAL DISCOUNT CO. OF VIRGINIA
                                     BENEFICIAL FLORIDA INC.
                                     BENEFICIAL GEORGIA INC.
                                     BENEFICIAL HAWAII INC.

                                     BENEFICIAL IDAHO INC.
                                     BENEFICIAL ILLINOIS INC.
                                     BENEFICIAL INDIANA INC.
                                     BENEFICIAL NEW YORK INC.
                                     BENEFICIAL HOMEOWNER SERVICE
                                       CORPORATION
                                     BENEFICIAL KANSAS INC.
                                     BENEFICIAL KENTUCKY INC.
                                     BENEFICIAL LOAN & THRIFT CO.
                                     BENEFICIAL LOUISIANA INC.
                                     BENEFICIAL MAINE INC.
                                     BENEFICIAL MARYLAND INC.
                                     BENEFICIAL MASSACHUSETTS INC.
                                     BENEFICIAL MICHIGAN INC.
                                     BENEFICIAL MISSISSIPPI INC.
                                     BENEFICIAL MISSOURI, INC.
                                     BENEFICIAL MONTANA INC.
                                     BENEFICIAL NEBRASKA INC.
                                     BENEFICIAL NEVADA INC.
                                     BENEFICIAL NEW HAMPSHIRE INC.
                                     BENEFICIAL NEW JERSEY INC.
                                     BENEFICIAL NEW MEXICO INC.
                                     BENEFICIAL NORTH CAROLINA INC.
                                     BENEFICIAL OKLAHOMA INC.
                                     BENEFICIAL OREGON INC.
                                     BENEFICIAL RHODE ISLAND INC.
                                     BENEFICIAL SOUTH CAROLINA INC.
                                     BENEFICIAL SOUTH DAKOTA INC.
                                     BENEFICIAL TENNESSEE INC.
                                     BENEFICIAL TEXAS INC.
                                     BENEFICIAL UTAH INC.
                                     BENEFICIAL VIRGINIA INC.
                                     BENEFICIAL WASHINGTON INC.
                                     BENEFICIAL WEST VIRGINIA INC.
                                     BENEFICIAL WISCONSIN INC.
                                     BENEFICIAL WYOMING INC.
                                     BENEFICIAL MORTGAGE CORPORATION
                                     BENEFICIAL OHIO INC.
                                     BENEFICIAL MORTGAGE CO. OF ARIZONA
                                     BENEFICIAL MORTGAGE CO. OF COLORADO
                                     BENEFICIAL MORTGAGE CO. OF
                                       CONNECTICUT
                                     BENEFICIAL MORTGAGE CO. OF GEORGIA
                                     BENEFICIAL MORTGAGE CO. OF IDAHO
                                     BENEFICIAL MORTGAGE CO. OF INDIANA

                                     BENEFICIAL MORTGAGE CO. OF KANSAS,
                                       INC.
                                     BENEFICIAL MORTGAGE CO. OF LOUISIANA
                                     BENEFICIAL MORTGAGE CO. OF MARYLAND
                                     BENEFICIAL MORTGAGE CO. OF
                                       MASSACHUSETTS
                                     BENEFICIAL MORTGAGE CO. OF MISSOURI,
                                       INC.
                                     BENEFICIAL MORTGAGE CO. OF NEVADA
                                     BENEFICIAL MORTGAGE CO. OF NEW
                                       HAMPSHIRE
                                     BENEFICIAL MORTGAGE CO. OF NORTH
                                       CAROLINA
                                     BENEFICIAL MORTGAGE CO. OF RHODE
                                       ISLAND
                                     BENEFICIAL MORTGAGE CO. OF SOUTH
                                       CAROLINA
                                     BENEFICIAL MORTGAGE CO. OF UTAH
                                     BENEFICIAL MORTGAGE CO. OF VIRGINIA
                                     BENEFICIAL CREDIT SERVICES, INC.
                                     BENEFICIAL IOWA, INC.
                                     BENEFICIAL CREDIT SERVICES OF SOUTH
                                       CAROLINA, INC.
                                     BENEFICIAL MORTGAGE CO. OF MISSISSIPPI